UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Gates Industrial Corporation plc
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Your Vote Counts! GATES INDUSTRIAL CORP PLC 1144 FIFTEENTH ST. SUITE 1400 DENVER, CO 80202 GATES INDUSTRIAL CORP PLC 2021 Annual General Meeting Vote by June 16, 2021 11:59 PM ET You invested in GATES INDUSTRIAL CORP PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 17, 2021. Vote Virtually at the Meeting* June 17, 2021 10:00 A.M. Mountain Time Virtually at: www.virtualshareholdermeeting.com/GTES2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D53746-P52027 Get informed before you vote View the Notice, Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D53747-P52027 1. Election of Directors: Nominees: 1c. Julia C. Kahr 1a. James W. Ireland, III 1d. Terry Klebe 1b. Ivo Jurek 1e. Stephanie K. Mains 1f. Wilson S. Neely 1g. Neil P. Simpkins 1h. Alicia Tillman 1i. Molly P. Zhang 2. To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers. 3. To approve, on an advisory basis, the Directors’ Remuneration Report in accordance with the requirements of the U.K. Companies Act 2006. 5. To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006. 6. To authorize the Audit Committee of the Board of Directors to determine the remuneration of Deloitte LLP in its capacity as the Company’s U.K. statutory auditor. For For For For For For For For For For For For For For 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending January 1, 2022.